Intangible Assets and Goodwill	12 Months Ended
Mar. 31, 2018
Disclosure Of Intangible Assets And Goodwill [Abstract]
Intangible assets and goodwill
8.	Intangible assets and goodwill:

	Non-compete	Customer		License
	agreements	relationships	Patents	agreements	Trademarks	Total

Cost:
Balance at February 29, 2016	$400,000	$4,100,000	$1,544,467	$1,552,334	$150,289	$7,747,090
Additions	—	—	2,126	6,182,604	12,937	6,197,667
Balance at March 31, 2017	400,000	4,100,000	1,546,593	7,734,938	163,226	13,944,757
Additions	—	—	—	772	3,844	4,616
Sale to Aker BioMarine (note 4)	—	—	(1,185,773)	(5,553,524)	(167,070)	(6,906,367)
Balance at March 31, 2018	$400,000	$4,100,000	$360,820	$2,182,186	$—	$7,043,006

Accumulated depreciation:
Balance at February 29, 2016	$22,000	$68,200	$814,174	$17,560	$—	$921,934
Amortization for the thirteen- month period	143,000	443,300	108,400	380,430	—	1,075,130
Balance at March 31, 2017	165,000	511,500	922,574	397,990	—	1,997,064
Sale to Aker BioMarine (note 4)	—	—	(576,458)	(538,199)	—	(1,114,657)
Amortization for the year	132,111	409,267	14,704	368,154	—	924,236
Balance at March 31, 2018	$297,111	$920,767	$360,820	$227,945	$—	$1,806,643

Net carrying amounts:
March 31, 2017	$235,000	$3,588,500	$624,019	$7,336,948	$163,226	$11,947,693
March 31, 2018	102,889	3,179,233	—	1,954,241	—	5,236,363

Amortization expense of $924,236 have been recorded in the Selling, general and administrative expenses in the consolidated statements of earnings and comprehensive income for the year ended March 31, 2018 ($1,075,130 for the thirteen-month period ended March 31, 2017).

An impairment test of goodwill is performed on an annual basis, or more frequently if an impairment indicator is triggered. Impairment is determined by assessing the recoverable amount of the group of CGUs to which goodwill is allocated and comparing it to the CGUs’ carrying amount. For the purpose of impairment testing, goodwill is allocated to the Biodroga operations CGU of the nutraceutical segment which represents the lowest level within the Corporation at which the goodwill is monitored for internal management purposes.

The Corporation performed its annual impairment testing of goodwill as at March 31, 2018. The recoverable amount of Biodroga operations CGU was determined using the value-in-use basis (as at March 31, 2017, the recoverable amount was determined using fair value less cost to sell of the nutraceutical group of CGUs based on quoted market prices, using level 1 inputs in the fair value hierarchy), and was determined to be higher than the carrying value, as such goodwill was not impaired.

The value-in-use of the CGU was estimated using discounted cash flow forecasts with a discount rate of 18.2%. The discount rate represents the weighted average cost of capital ("WACC") for comparable companies operating in similar industries as the CGU, based on publicly available information.

Determination of the WACC requires separate analysis of the cost of equity and debt, and considers a risk premium based on an assessment of risks related to the projected cash flows of the CGU.

Cash flows were projected based on past experience, actual operating results and the three-year business plan including a terminal growth rate of 2.0%.

The assumptions used by the Corporation in the cash flow forecast discounting model are classified as Level 3 in the fair value hierarchy, signifying that they are not based on observable market data. The model is particularly sensitive to the future expected cash flows in the upcoming periods, should these not be realized, an impairment loss may be needed in future periods.